UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): November 30, 2021

ChargePoint Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39004	84-1747686
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 East Hacienda Avenue Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

(408) 841-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CHPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2021, the board of directors (the “Board”) of ChargePoint Holdings, Inc. (the “Company”) appointed Elaine L. Chao as a Class III director, effective immediately. Ms. Chao will serve until the Company’s 2023 annual meeting of stockholders and until her successor is elected and qualified, or sooner in the event of her death, resignation or removal. The Board has determined that Ms. Chao meets the requirements for independence under the applicable listing standards of the New York Stock Exchange and the Securities Exchange Act of 1934, as amended.

Elaine L. Chao served as the 18th U.S. Secretary of Transportation from January 2017 to January 2021 and served as the 24th U.S. Secretary of Labor from January 2001 to January 2009. Ms. Chao has served as a director for numerous public companies including, News Corporation from June 2012 until January 2017, Wells Fargo & Company from July 2011 until January 2017, Ingersoll-Rand plc from June 2015 until January 2017 and Vulcan Materials Company from February 2015 until January 2017. Ms. Chao has further served as a director for Embark Technology, Inc., from March 2021 until the present and for Hyliion Holdings Corp. and The Kroger Co., from August 2021 until the present. Ms. Chao holds a bachelor’s degree in economics from Mount Holyoke College and a Master in Business Administration from the Harvard Business School. The Board believes that Ms. Chao is qualified to serve as a director of the Company due to her extensive public policy experience and her prior public company services.

Ms. Chao will be entitled to receive compensation in accordance with the ChargePoint Holdings, Inc. Compensation Program for Non-Employee Directors, which was filed with the Securities and Exchange Commission on March 1, 2021 as Exhibit 10.11 to the Company’s Current Report on Form 8-K. Ms. Chao will also enter into the Company’s standard form of indemnification agreement.

There are no arrangements or understandings between Ms. Chao and any other persons pursuant to which she was elected as a member of the Board. Ms. Chao is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

On December 2, 2021, the Company issued a press release announcing the appointment of Ms. Chao. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release dated as of December 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGEPOINT HOLDINGS, INC.

By:	/s/ Rex S. Jackson
Name: Rex S. Jackson
Title: Chief Financial Officer

Date: December 2, 2021